SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 15, 2006

BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-12822	54-2086934
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1000 Abernathy Road, Suite 1200
Atlanta Georgia 30328
(Address of Principal
Executive Offices)

(770) 829-3700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement

On June 15, 2006, Beazer Homes USA, Inc. (the “Company”) completed a private placement of $103.1 million in aggregate principal amount of unsecured junior subordinated notes due July 30, 2036. The notes were issued to a newly created entity, Beazer Homes Capital Trust I, a Delaware statutory trust (the “Trust”), which simultaneously issued, in a private placement, trust preferred securities and common securities with an aggregate value of $103.1 million to fund its purchase of the notes. The notes have a 30-year term ending July 30, 2036, are redeemable at par on or after July 30, 2011 and pay interest at a fixed rate of 7.987% for the first ten years ending July 30, 2016 and thereafter, at a variable interest rate (reset quarterly) equal to the three-month London Interbank Offered Rate (“LIBOR”) plus 2.45%.

The junior subordinated notes (and the Trust’s securities) become immediately payable upon an event of default, as defined under the governing agreements, which include typical triggers such as, non-payment of interest continuing for 30 days, non-payment of principal at maturity, default under any covenant or warranty remaining uncured for 30 days, certain bankruptcy or insolvency events and certain liquidations or terminations of the Trust.

The junior subordinated notes were issued pursuant to a Junior Subordinated Indenture, dated June 15, 2006, among the Company, as issuer, and JPMorgan Chase Bank, National Association, as trustee. The terms of the Trust’s securities are governed by an Amended and Restated Trust Agreement, dated June 15, 2006 among the Company, as depositor, JPMorgan Chase Bank, National Association, as property trustee, Chase Bank USA, National Association, as the Delaware trustee, and certain individuals named therein as administrative trustees.

The descriptions set forth above of the junior subordinated notes and the Trust’s securities are qualified in their entirety by reference to the Amended and Restated Trust Agreement and the Junior Subordinated Indenture filed as exhibits to this Current Report on Form 8-K and incorporated herein by this reference.

Item 2.03.                  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The disclosure contained in Item 1.01 is incorporated herein by reference.

Item 3.02     Unregistered Sales of Equity Securities.

The disclosure contained in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

3.1                     Certificate of Trust of Beazer Homes Capital Trust I

4.1                     Form of Junior Subordinated Indenture between Beazer Homes USA, Inc. and JPMorgan Chase Bank, National Association, dated June 15, 2006

4.2                     Form of Amended and Restated Trust Agreement among Beazer Homes USA, Inc., JPMorgan Chase Bank, National Association, Chase Bank USA, National Association and certain individuals named therein as Administrative Trustees, dated June 15, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.

Date: June 21, 2006	By:	/s/ James O’Leary
James O’Leary
Executive Vice President and Chief Financial Officer